Filed Pursuant to Rule 497(e)
File No. 333-179562; 811-22668
Supplement dated
September 30, 2022
to the
ClearShares Piton Intermediate Fixed Income ETF (PIFI)
(the “Fund”)
Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated September 30, 2022

THIS SUPPLEMENT CONTAINS IMPORTANT INFORMATION ABOUT CHANGES TO THE FUND’S INVESTMENT POLICIES EFFECTIVE NOVEMBER 29, 2022.
The following information supplements and should be read in conjunction with the Fund’s Prospectus and SAI.
At the recommendation of ClearShares, LLC, the Fund’s investment adviser, the Board of Trustees of ETF Series Solutions has approved changes to the Fund’s investment policies. These changes are scheduled to go into effect on November 29, 2022. The Fund’s management fee and expense ratio will not change.
Changes to the Fund’s Non-Fundamental Investment Restrictions
Effective through November 29, 2022, the Fund’s non-fundamental policy is to invest 80% of its net assets (plus borrowings for investment purposes) in debt securities and in derivatives and other instruments that have economic characteristics similar to such securities.

Effective November 29, 2022, derivatives are removed from the Fund’s non-fundamental policy. Therefore, effective November 29, 2022, the Fund’s non-fundamental policy is to invest 80% of its net assets (plus borrowings for investment purposes) in debt securities and other instruments that have economic characteristics similar to such securities.
Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.